SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT
February 12, 2003
(Date of earliest event reported)

COMMISSION FILE NUMBER 0-23732

WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State of incorporation)	56-1624289 (I.R.S. Employer Identification No.)

2626 Glenwood Avenue
Raleigh, North Carolina 27608
(Address of principal executive offices)
(Zip Code)

(919) 510-6010
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS*

(c) Exhibits

Exhibit 99.1	Press Release, dated February 12, 2003, Reporting Fourth Quarter and Full Year 2002 Operating Results.

*     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9. REGULATION FD DISCLOSURE*

     Issuance of Press Release Regarding Fourth Quarter and Full Year 2002 Operating Results.

     On February 12, 2003, Winston Hotels, Inc. issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2002. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

*     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

Date: February 12, 2003	By: /s/ Joseph V. Green
Name: Joseph V. Green
Title: Executive Vice President and Chief Financial Officer

LIST OF EXHIBITS

99.1	Press Release, dated February 12, 2003, Reporting Fourth Quarter and Full Year 2002 Operating Results.